UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

CCSB Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50143 (Commission File No.)	32-0034299 (I.R.S. Employer Identification No.)

1178 West 152 Highway, Liberty, Missouri	64068
(Address of Principal Executive Office)	(Zip Code)

(816) 781-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

CCSB FINANCIAL CORP.

FORM 8-K

INCLUDED INFORMATION

Item 5.	Other Events and Regulation FD

On January 28, 2004, CCSB Financial Corp. (the “Company”) issued a press release announcing plans to repurchase 50,000 shares of its common stock over the next 12 months. The press release is included as Exhibit 99 to this report.

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits

The following Exhibits are filed as part of this report:

Exhibit Number	Description

Exhibit 99	Press Release of the Company dated January 28, 2004

Item 12.	Results of Operations and Financial Condition

On January 28, 2004, the Company issued a press release regarding its earnings for the quarter ended December 31, 2003. The press release is included as Exhibit 99 to this report.

The information in the preceding paragraph, as well as Exhibit 99 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CCSB FINANCIAL CORP.

DATE: January 28, 2004	By:	/s/ John R. Davis

John R. Davis
Chairman, President and Chief Executive Officer